Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2025
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit
8	Remeasurement items affecting operating profit

		2025	2024	2023
for the year ended 30 June	Note	Rm	Rm	Rm
Effect of remeasurement items for subsidiaries and joint operations
Impairment of assets		21 836	76 035	37 298
property, plant and equipment	16	21 269	75 112	36 496
right of use assets	14	532	166	546
other intangible assets and goodwill		35	757	256
Reversal of impairment of assets		(1 178)	(1 149)	(3 649)
property, plant and equipment	16	(1 029)	(1 149)	(3 649)
right of use assets	14	(149)	—	—
(profit)/loss on		(1 311)	480	(650)
disposal of property, plant and equipment		(47)	(127)	(500)
disposal of other intangible assets		—	—	3
disposal of other assets		(23)	(8)	—
disposal of businesses*		(1 345)	(150)	(516)
scrapping of property, plant and equipment		104	765	363
Write-off of unsuccessful exploration wells		298	48	899
Remeasurement items per income statement		19 645	75 414	33 898
Tax impact		(4 761)	(18 361)	(8 951)
impairment of assets		(4 715)	(18 157)	(9 831)
reversal of impairment of assets		2	—	854
(loss)/profit on disposals and scrapping		(47)	(204)	26
write-off of unsuccessful exploration wells		(1)	—	—
Non-controlling interest effect		(665)	(1 262)	8
Effect of remeasurement items for equity accounted investments		5	(7)	23
Total remeasurement items for the Group, net of tax		14 224	55 784	24 978
*	Includes a gain on remeasurement of contingent consideration from the Uzbekistan GTL LLC disposal of R1 428 million.

Impairment/reversal of impairments

The group’s non-financial assets, other than inventories and deferred tax assets, are assessed for impairment indicators, as well as reversal of impairment indicators at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable or previous impairment should be reversed. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs. At 30 June 2025, the Group’s net asset value exceeding its market capitalisation was identified as an impairment indicator and consequently all of the Group’s cash generating units (CGUs) and equity-accounted investments were tested for impairment. Other than the CGUs specifically mentioned, all of the Group’s remaining CGUs have adequate headroom and reasonable changes in assumptions applied would not result in any impairment.

8	Remeasurement items affecting operating profit continued

Impairment calculations

The recoverable amount of the assets reviewed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. The impairments disclosed below were all based on value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows used to determine the recoverable amount. Future cash flows are estimated based on approved financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the Group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for a period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

Main long-term average macroeconomic assumptions used for impairment calculations

					CGU
		2025	2024	2023	Reference***
Crude oil price (Brent)*	US$/bbl	72,16	83,06	88,02	a, c, d, g
Ethane price*	US$c/gal	33,40	39,55	42,33	****
Ethylene price*	US$/ton	747,00	745,00	773,00	h
Linear low density polyethylene (LLDPE) price*	US$/ton	1 039,00	1 091,00	1 247,00	*****
Polyvinyl Chloride (PVC) price*	US$/ton	878,00	980,00	1 031,00	e
Southern African gas purchase price (real)**	US$/Gj	—	10,51	10,93	a, b, e, f
Oil Product Differentials	US$/bbl	11,44	10,86	12,08	a, b
Refining margin*	US$/bbl	7,54	8,11	12,34	a, b
Exchange rate*	Rand/US$	18,31	17,64	17,40	All
*

Assumptions are provided on a long-term average basis in nominal terms unless indicated otherwise and are calculated based on a five year forward-looking period. The refining margin is calculated until 2034, linked to the Sasolburg refinery’s useful life.

**	Aligned to our optimised transition plan and ERR, LNG as an alternative gas feedstock is no longer feasible and has been excluded from future cash flow projections.
***	Refer to page 31.
****	Relevant to 2024 impairment of Ethane value chain (Alc/Alu/EO/EG) in Chemicals America.
*****	Relevant to the 2024 impairment of Secunda and Sasolburg Polyethylene in Chemicals Africa.

Sasol’s long-term price outlook is based on a set of, as far as possible, internally consistent assumptions and data which is validated against external benchmarks. Over the long-term, we assume that the average USD/ZAR will depreciate in line with the South African and US inflation differential, and inflation outcomes will be broadly in line with key central bank targets.

Oil price assumptions take account of global supply and demand factors, which include production costs, inventories, and the evolution of structural factors in the underlying product demand categories that are derived from crude oil. The underlying assumptions on refined products demand, are informed by independent research and assumptions on, for example, the evolution of the vehicle parc, refinery economics, aviation trends and the feedstock needs within the petrochemicals sector. Following the completion of price sets, these are benchmarked against the views of reputable global consulting firms, organisations, and local and domestic investment and commercial banks.

8	Remeasurement items affecting operating profit continued

For chemicals, our projections are shaped by global supply and demand factors, which are informed by trends in industrial output, regulatory developments, and shifts in end-user markets, ensuring our forecasts reflect both cyclical and structural changes within the sector. Following the completion of price sets, these are benchmarked against the views of reputable global consulting firms, organisations, and local and domestic investment and commercial banks.

			United
		South	States of
		Africa	America	Europe			Mozambique
		%	%	%			%
Growth rate – Producer Price Index	2025	5,50	2,00			2,00	2,00
Weighted average cost of capital*	2025	14,50	9,10	7,60	–	10,00	18,40
Growth rate – Producer Price Index	2024	5,50	2,00			2,00	2,00
Weighted average cost of capital*	2024	15,00	9,40	9,40	–	10,50	16,80
Growth rate – Producer Price Index	2023	5,50	2,00			2,00	2,00
Weighted average cost of capital*	2023	15,20	9,07	9,07	–	10,68
*

Calculated using spot market factors on 30 June. Sasol’s approach now includes using a 5-year average of the median debt-to-equity ratios of a peer group. Sasol also has refined its Euro WACC for Italy and Germany. The Mozambique WACC rate increase is largely attributable to the independently calculated country risk premium.

Impairment/(reversal of impairment) of assets

	Property,		Other
	plant and	Right of	intangible
	equipment	use assets	assets	Total
	2025	2025	2025	2025
Segment and Cash-generating unit (CGU)	Rm	Rm	Rm	Rm
Fuels segment
Secunda liquid fuels refinery	11 713	118	—	11 831
Sasolburg liquid fuels refinery	1 256	—	—	1 256
Gas
Production Sharing Agreement (PSA)	3 142	—	—	3 142
Exploration Block PT5-C	1 242	—	—	1 242
Chemicals Africa
Sasolburg Chlor-Alkali and PVC	461	—	2	463
Sasolburg Wax	23	341	—	364
Chemicals Eurasia
Sasol Italy Care Chemicals (CC)	3 166	72	20	3 258
Sasol China Care Chemicals (CC)	(1 019)	(149)	—	(1 168)
Other (net)	256	1	13	270
	20 240	383	35	20 658

Other than for the CGUs specifically mentioned, all of the Group’s remaining CGUs have significant headroom and reasonable changes to the assumptions applied would not result in any impairment.

8	Remeasurement items affecting operating profit continued

Description of impairment and sensitivity to changes in assumptions:

Key sources of estimation uncertainty include discount rates and cash flow forecasts which are impacted by commodity prices, exchange rates and carbon tax (and related allowances). Management has considered the sensitivity of the recoverable amount calculations to these key assumptions and these sensitivities have been taken into consideration in determining the required impairments and reversals of impairments in the current period.

a)Secunda liquid fuels refinery

The Liquid fuels component of the Secunda refinery remains fully impaired. At 30 June 2025, the recoverable amount of the refinery improved compared to 30 June 2024, as a result of the optimisation of the South African Emission Reduction Roadmap (ERR) leveraging an extended range of levers to maximise production for as long as possible, reducing capital, feedstock and electricity cost. Aligned to our broader transition plan, LNG as an alternative gas feedstock is no longer considered feasible at current and forecast prices. Our focus remains on maintaining continuous supply of quality and cost-effective coal. The ERR assumes production of 7,0mt/a in 2030 with 6,4mt/a from 2034 as natural gas is depleted. The recoverable amount of the CGU was negatively impacted by lower macroeconomic price assumptions including lower Brent crude prices, lower product differentials and higher electricity prices. The full amount capitalised during the year, including the share of assets transferred from the Export Coal CGU were impaired. Further optimisation including cost, capital and volumes of the South African value chain which includes the Secunda Liquid fuels refinery is ongoing, however the maturity thereof needs to be progressed before it can be incorporated in the impairment calculations.

Management considered multiple cash flow scenarios in quantifying the recoverable amount of this CGU which is highly sensitive to changes in Brent crude oil prices, the rand/US$ exchange rate and production volumes. A 10% increase in the price of Brent crude oil and a R1 weakening in the rand/US$ exchange rate will have a positive impact on the recoverable amount of R26,0 billion and R17,2 billion respectively. A 1% increase in SO volumes over the longer term will improve VIU by R1 285 million. An opposite movement in the applied assumptions would result in an approximate equal and opposite movement in the recoverable amount. A South African WACC rate of 14,5% was applied in estimating the recoverable amount of the CGU.

b)Sasolburg liquid fuels refinery

The Sasolburg liquid fuels refinery remains fully impaired at 30 June 2025 mainly as result of decrease in refining margins. The full amount of costs capitalised during the year on this CGU was impaired. A South African WACC rate of 14,5% was applied in estimating the recoverable amount of the CGU.

c)Production Sharing Agreement (PSA)

The impairment of the PSA at 30 June 2025 is mainly due to a higher WACC rate (derived from the Mozambican WACC rate), a 3% reduction in estimated gas volumes as well as sales prices of oil related products. The increase in WACC rate was largely due to an increase in the Mozambique country risk premium (as calculated by an independent advisory firm) which was influenced by the slowing of the economy, rising inflation and political instability in the country. A 1% increase in the WACC rate results in a R460 million negative impact on the value in use while a 1% decrease in the WACC rate results in a R499 million increase in the value in use. A 5% increase in volumes results in a R1 142 million positive impact on the value in use while a 5% decrease in volumes results in a R1 121 negative impact on the value in use. The recoverable amount of the CGU is R15,6 billion.

d)Exploration Block PT5-C

Exploration block PT5-C is an onshore exploration license in the Inhambane province of Mozambique, adjacent to Sasol’s Petroleum Production Area (PPA) and the PSA acreage. The full impairment of exploration block PT5-C at 30 June 2025 was primarily driven by a decision to pause further development activities associated with the asset and explore alternative opportunities to unlock value. A final investment decision has not been taken on this license.

8	Remeasurement items affecting operating profit continued

e)Sasolburg Chlor-Alkali and PVC

The CGU remains fully impaired, resulting in the full amount of costs capitalised during the year being impaired.

f)Sasolburg Wax

The CGU remains fully impaired, resulting in the full amount of costs capitalised during the year also being impaired.

g)Sasol Italy Care Chemicals (CC)

The additional impairment of the CGU results from continued lower forecasted sales margins, especially in the short-term due to slower recovery of demand and additional global capacity that came online. The CGU is now fully impaired.

h)Sasol China Care Chemicals (CC)

The full impairment on the CGU in 2023 was driven by a combination of lower unit margins and higher costs resulting from the prolonged impact of COVID-19 on China’s economy. Results have increased steadily since 2023 following a reset of the business, volume and earnings projections for the last two years have been achieved and this indicates sustained future performance, supporting an impairment reversal. A WACC rate of 9,9% was applied in estimating the recoverable amount of the CGU. The recoverable amount of the CGU is R3,2 billion.

8	Remeasurement items affecting operating profit continued

Significant impairment/(reversal of impairment) of assets in prior period

Segment and Cash-generating unit		2024
(CGU)	Description	Rm
Fuels segment
Secunda liquid fuels refinery

The liquid fuels component of the Secunda reﬁnery was fully impaired at 30 June 2023 as described below. At 31 December 2023 and 30 June 2024, the recoverable amount of the refinery was further negatively impacted after updating feedstock and macroeconomic price assumptions including lower Brent crude prices and product differentials, resulting in the full amount of costs capitalised during the year to be impaired.

		7 803
Sasolburg liquid fuels refinery	The Sasolburg liquid fuels refinery was further impaired and is fully impaired, mainly as a result of the decrease in refining margins.	637
Gas
Production Sharing Agreement (PSA)

At 30 June 2018 an impairment of R1,1 billion was recognised in respect of the PSA asset mainly due to lower sales volumes and weaker long-term macroeconomic assumptions at the time. The asset reached beneficial operation (BO) on the Initial Gas Facility (IGF) with production commencing on 7 May 2024. This enabled excess gas production earlier than initially expected. In addition, increases in both liquid product volumes as well as gas sales prices resulted in the full impairment to be reversed at 30 June 2024.

		(1 143)
Chemicals Africa
Polyethylene	The CGU was further impaired at 30 June 2024 by R4,1 billion mainly due to lower selling prices associated with over supply and reduced demand in the global market.	4 110
Chlor-Alkali and PVC	The CGU remains fully impaired, resulting in the full amount of costs capitalised during the year to be impaired. An updated impairment assessment performed at 30 June 2024 did not indicate any further impairments on the CGU.	645
Wax	The CGU remains fully impaired, resulting in the full amount of costs capitalised during the year to be impaired.	524
Chemicals America
Ethane value chain (Alc/Alu/EO/EG)

The impairment was driven mainly by the decrease in Ethylene over Ethane margin assumptions and the impact thereof on the downstream ethane value chain (Alcohols, Alumina, Ethylene Oxide, Ethylene Glycols and associated shared assets), in both the short and long term, in addition to the impact of the increase in the WACC rate. Ethylene/ethane margins were lower than previously anticipated since the Ethylene price outlook declined more than the Ethane price outlook. Ethylene prices were lower due to a combination of weak supply/demand fundamentals as well as lower feedstock costs.

		58 942
Chemicals Eurasia
Sasol Italy Care Chemicals	The impairment resulted from an increase in WACC rate as well as lower forecasted sales margins, especially in the short-term due to slower recovery of demand.	2 037
Other (net)¹		1 331
		74 886

[1] Relates largely to the Chemicals America and Energy segments

8	Remeasurement items affecting operating profit continued

Significant impairment/(reversal of impairment) of assets in prior period continued

Segment and Cash-generating unit		2023
(CGU)	Description	Rm
Fuels segment
Secunda liquid fuels refinery

The liquid fuels component of the Secunda refinery was fully impaired at 30 June 2023 mainly as a result of the Group’s Emission Reduction Roadmap (ERR) to achieve a 30% reduction in greenhouse gas (GHG) emissions by 2030 and comply with the requirements of the National Environmental Management: Air Quality Act, 39 of 2004. The ERR involves the turning down of boilers, implementing energy efficiency projects, reducing coal usage and integrating 1 200 MW of renewable energy into our operations by 2030. With no significant additional gas, which is affordable, to restore volumes back to historic levels, the ERR assumes lower production volumes of 6,7 mt/a post 2030. The increasing cost of coal, capital investment to implement the ERR and cost of compliance were also included in the impairment calculation.

		35 316
Chemicals Africa
Wax	The full impairment on the Wax CGU in Southern Africa was driven by higher cost to procure gas and lower sales volumes and prices due to an increasingly challenging market environment. A WACC rate of 14,66% was applied in estimating the recoverable amount of the CGU.	932
Chemicals Eurasia
China Care Chemicals	The full impairment on the CGU was driven by a combination of lower unit margins and higher costs resulting from the prolonged impact of COVID-19 on China’s economy. A WACC rate of 9,21% was applied in estimating the recoverable amount of the CGU.	876
Chemicals America
Tetramerization

The Tetramerization CGU was impaired in 2019. At 31 December 2022, a sustained improvement in plant reliability resulted in increased volumes available for sale while longer-term contracts signed with several customers improved the overall profitability of the cash-generating unit. A WACC rate of 8,33% was applied in estimating the recoverable amount of the CGU.

		(3 645)
Other (net)		170
		33 649

Areas of judgement:

Determination as to whether, and by how much, an asset, CGU, or group of CGUs is impaired, or whether a previous impairment should be reversed, involves management estimates on highly uncertain matters such as the effects of inflation on operating expenses, discount rates, capital expenditure, carbon tax and related allowances, production profiles and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas and refined products. Judgement is also required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes.

The future cash flows were determined using the assumptions included in the latest budget as approved by the Board, which included forecast sales volumes and gross margins. If necessary, these cash flows were then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

When determining value in use, management also applies judgement when assessing whether future capital projects to achieve sustainability and decarbonisation targets are deemed to maintain the same level of economic benefits or whether they enhance the asset’s performance. Generally, the costs incurred relating to the Group’s ERR are considered costs to maintain the current level of economic benefits. Costs incurred to enhance the asset’s performance are not considered in the value in use calculations.

8	Remeasurement items affecting operating profit continued

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of CGUs. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

In support of global efforts to address climate change, South Africa made commitments under the Paris Agreement to further reduce GHG emissions and to contribute to limiting global warming to well below 2°c above pre-industrial levels and to pursue efforts to achieve the 1,5°c temperature goal. The group is targeting a 30% reduction in Scope 1 and 2 greenhouse gas (GHG) emissions by 2030 which will pave the way to a net zero ambition by 2050. In support, Sasol is progressing with the development and implementation of its emission reduction roadmap (ERR) to 2030 with capital and resources allocated to achieve the significant reduction in emissions. Where reasonable, supportable and permissible under the applicable accounting standards, management has included the costs and capital from these initiatives in its cash flow forecasts.

In South Africa the Carbon Tax Act of 2019 came into effect on 1 June 2019. Phase 1 of the Carbon Tax has been extended by three years to 31 December 2025. The South African government has published tax rates up to 2030 for Scope 1 GHG emissions. Post 2030 we assume escalation to US$55/tCO2e by 2050. Significant industry-specific tax-free emissions allowances ranging from 60% to 95% are currently in place to provide current emitters time to transition their operations to cleaner technologies through investments in energy efficiency, renewables, and other low-carbon measures. For our modelling we have assumed the current Basic tax free-allowance is maintained until 31 December 2030 (in line with Phase 2) with a 3 percentage point decrease assumed every 5 years thereafter. Details on the scope of Phase 3 of carbon tax have not yet been finalised post 2030. Management has included its best estimate of any expected applicable carbon taxes payable by the Group.

The implementation of the Climate Change Bill proposed a carbon tax penalty of R640 per ton of CO₂ payable for emissions exceeding carbon budgets. The Climate Change Bill was signed into law by President Cyril Ramaphosa on 18 July 2024 and published as the Climate Change Act, 2022 (Act) on 23 July 2024. However, in terms of section 35 of the Act, it will only come into operation on a date fixed by the President by proclamation in the Government Gazette. The Climate Change Act includes Nationally Determined Contributions (NDCs) – scope 1 CO2e emission reduction ranges for South African for 2025 and 2030. The Department of Fisheries, Forestry and Environment (DFFE) are in the process of rolling out these NDCs to Sectoral Emissions Targets (SETs), which will form the basis for company level carbon budgets. The implementation of the Climate Change Act proposed a carbon tax penalty of R640 per ton of CO₂e payable for emissions exceeding company level carbon budgets. Sasol has participated in a voluntary carbon budget process with the DFFE for the periods 2016-2020 and 2021-2025. The period 2026-2030 will be the first mandatory period for carbon budget reporting. A penalty is included in the impairment assessment to the extent that the Group expects its scope 1 GHG emissions to exceed its estimated carbon budget from calendar year 2026, The expected carbon tax penalty rate was subsequently escalated by CPI from a pricing perspective. However, based on the assumed budget allowance and company scope 1 GHG emissions pathway, penalties are likely to start from financial year 2039. This assumption will be monitored and updated when the carbon budget process and relevant legislation are finalised and implemented.

Climate change and the transition to a lower carbon economy are also likely to impact the future prices of commodities such as oil and natural gas which in turn may affect the recoverable amount of the group’s property, plant and equipment and other non-current assets. Management has updated its best estimate of oil price assumptions used in determining the recoverable amounts of its CGUs in June 2025. The revised estimates reflect lower real oil price in the longer term as demand is expected to decrease as the transition to a lower carbon economy progresses. The energy transition may impact demand for certain refined products in the future.

Management will continue to review price assumptions as the energy transition progresses and this may result in impairment charges or reversals in the future.

8Remeasurement items affecting operating profit continued

Accounting policies:

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the Group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets.

The Group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset or CGU is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and are adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The Group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

8Remeasurement items affecting operating profit continued

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary, and any related non-controlling interest and other components of equity. Any resulting gain or loss, including any FCTR reclassified, is recognised in profit or loss. Any interest retained in the former subsidiary is measured at fair value when control is lost. Any gain or loss on disposal will comprise that attributed to the portion disposed of and the remeasurement of the portion retained.